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                         ASTERISKS DENOTE SUCH OMISSION

                                                                   EXHIBIT 10.47




                        SUPPLY AND DISTRIBUTION AGREEMENT

                                 by and between



                                 GENPHARM INC.,



                           LEINER HEALTH PRODUCTS, LLC



                                       and



                            PAR PHARMACEUTICAL, INC.



                                   LORATADINE






                                DECEMBER 20, 2002




                             Exhibit 10.47 - Page 1
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                                TABLE OF CONTENTS

1.       DEFINITIONS..........................................................4


2.       CERTAIN PAYMENTS.....................................................7
         2.1      FIRST INSTALLMENT...........................................8
         2.2      SECOND INSTALLMENT..........................................8


3.       APPOINTMENT; PRODUCT SUPPLY AND DISTRIBUTION.........................8
         3.1      APPOINTMENT AS EXCLUSIVE DISTRIBUTOR........................8
         3.2      OBLIGATION TO REGISTER AND SUPPLY...........................8
         3.3      OBLIGATION TO PURCHASE AND MARKET...........................8
         3.4      FORECASTS AND FIRM ORDERS...................................9
         3.5      INSUFFICIENCY OF SUPPLY.....................................9


4.       PURCHASING; DELIVERY.................................................9
         4.1      PURCHASE ORDERS.............................................9
         4.2      DELIVERY...................................................10
         4.3      ACCEPTANCE AND REJECTION...................................11
         4.4      PACKAGING..................................................11


5.       PRICE AND PAYMENT TERMS.............................................12
         5.1      TRANSFER PRICE.............................................12
         5.2      INVOICING AND PAYMENT......................................12


6.       CERTAIN UNDERTAKINGS................................................12
         6.1      PRODUCT COMPLAINTS AND ADVERSE DRUG EXPERIENCES............12
         6.2      FACILITY MAINTENANCE; INSPECTION; REPORTS..................12
         6.3      FILING REQUIREMENTS AND MAINTENANCE........................13
         6.4      INSURANCE..................................................13
         6.5      CERTAIN LITIGATION.........................................13
         6.6      ALLOCATION OF NET PROFIT...................................13
         6.7      PROVISION OF CERTAIN INFORMATION...........................14


7        WARRANTIES AND INDEMNIFICATION......................................14
         7.1      CERTAIN REPRESENTATIONS AND WARRANTIES OF GENPHARM.........14
         7.2      CERTAIN REPRESENTATIONS AND WARRANTIES OF LEINER...........14
         7.3      CERTAIN REPRESENTATIONS AND WARRANTIES OF PAR..............15
         7.4      PRODUCT RECALL.............................................15
         7.5      OBLIGATIONS OF PAR.........................................16

                              Exhibit 10.47-Page 2
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         7.6      INDEMNIFICATION BY LEINER..................................16
         7.7      INDEMNIFICATION BY GENPHARM................................16
         7.8      INDEMNIFICATION PROCEDURES.................................17


8.       AUDIT...............................................................17
         8.1      AUDIT OF GENPHARM'S BOOKS..................................17
         8.2      AUDIT OF LEINER'S BOOKS....................................18
         8.3      AUDIT LIMITATIONS..........................................18


9.       TERM AND TERMINATION................................................18
         9.1      TERM.......................................................18
         9.2      TERMINATION................................................19
         9.3      POST-TERMINATION...........................................20


10.      CONFIDENTIALITY.....................................................20
         10.1     TREATMENT OF CONFIDENTIAL INFORMATION......................20
         10.2     LIMITS ON DISCLOSURE.......................................20



11.      FORCE MAJEURE.......................................................21
         11.1      EFFECTS OF FORCE MAJEURE..................................21
         11.2      NOTICE OF FORCE MAJEURE...................................21
         11.3      ALLOCATION OF CAPACITY....................................21


12.       MISCELLANEOUS......................................................22
         12.1      DISPUTE RESOLUTION........................................22
         12.2      INDEPENDENT CONTRACTORS...................................22
         12.3      ASSIGNMENT................................................22
         12.4      GOVERNING LAW.............................................22
         12.5      CURRENCY UNITS............................................22
         12.6      NO IMPLIED WAIVER.........................................23
         12.7      NOTICE....................................................23
         12.8      AMENDMENTS................................................24
         12.9      COUNTERPARTS..............................................24
         12.10     ENTIRE AGREEMENT..........................................24
         12.11     BENEFIT; BINDING EFFECT...................................24
         12.12     SURVIVAL..................................................24
         12.13     FURTHER ASSURANCES........................................24
         12.14     SEVERABILITY..............................................25
         12.15     PAR AS THIRD-PARTY BENEFICIARY............................25


                             Exhibit 10.47 - Page 3

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SUPPLY AND DISTRIBUTION AGREEMENT
                  THIS SUPPLY AND DISTRIBUTION AGREEMENT (this "Agreement"), dated as of December 20, 2002, is by and between Genpharm Inc., an Ontario, Canada corporation having offices at 85 Advance Road, Etobicoke, Ontario, M8Z 2S6 Canada ("Genpharm"), Leiner Health Products, LLC, a Delaware limited liability company having offices at 901 East 233rd Street, Carson, California 90705 ("Leiner"), and Par Pharmaceutical, Inc., a New Jersey corporation having offices at One Ram Ridge Road, Spring Valley, New York 10977 USA ("Par").

                  WHEREAS, Genpharm, among other things, manufactures certain generic pharmaceutical products, and Par and Leiner each, among other things, market and sell certain generic pharmaceutical products;

                  WHEREAS, Genpharm has received tentative approval from the FDA (as defined herein) for the manufacture and by prescription sale of Loratadine (intended to be the bioequivalent to Claritin(R)) (the "Product") in 10 mg tablets and, by a prior written agreement, dated March 25, 2002 (the "Manufacturing Agreement"), Genpharm has appointed Par as the exclusive distributor in the Territory (as defined herein) of all Product manufactured by Genpharm;

                  WHEREAS, based on the anticipated status of the Product as an over-the-counter product, Genpharm and Par desire that certain marketing and over-the-counter distribution rights in respect of the Product be sub-contracted to certain third-party distributors; and

                  WHEREAS, Par and Genpharm desire to permit certain rights in respect of the marketing and over-the-counter distribution of the Product to be sub-contracted to Leiner, and Leiner wishes to market and engage in the over-the-counter distribution of the Product, in the Territory; all subject to the terms and conditions set forth herein.

                  NOW, THEREFORE, the parties agree as follows:

                  1. DEFINITIONS. For purposes hereof, the following terms shall have the meanings set forth below:

                  "Act" means the Federal Food, Drug, and Cosmetic Act, as amended from time to time, and the rules and regulations promulgated thereunder.

                  "Affiliate" means, with respect to any Person, any other Person controlled by, controlling or under common control with such Person, where control means more than 50% ownership or voting rights of a Person or other power to direct the management or policy of a Person.

                  "ANDA" means the abbreviated new drug application filed by the Manufacturer for the Product and approved by the FDA, as the same may be supplemented and/or amended from time to time.

                  "API" means the active pharmaceutical ingredient, Loratadine HCl.

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                  "Arbitrator(s)"  has the  meaning  set forth in  Section  12.1 hereof.

                  "cGMP"   means  the  current  Good   Manufacturing   Practices
regulations of the FDA (as in effect from time to time) in 21 C.F.R. pts. 210 and 211.

                  "Confidential Information" means any information that in any way shall relate to a party, including, without limitation, its products, business, know-how, patents, methods, trade secrets and technology, or to any Affiliate thereof, that shall be furnished to any other party(ies) in connection with this Agreement. Confidential Information shall include the existence and terms of this Agreement. Confidential Information shall not include any information:

                  (i) that, at the time of disclosure, is generally available to the public;

                  (ii) that, after the time of disclosure, becomes generally available to the public, except as a result of a breach of this Agreement by the recipient of such information;

                  (iii) that, prior to the time of disclosure, becomes available to the recipient of such information from a third party which is not legally or contractually prohibited from disclosing such Confidential Information; PROVIDED, that such Confidential Information was not acquired, directly or indirectly, from the disclosing party or its Affiliates;

                  (iv) the recipient of which can demonstrate was developed by or for such recipient independently of, and without the use of, the Confidential Information disclosed by the disclosing party or its Affiliates hereunder; or

                  (v) that is required to be disclosed by legal or judicial process; PROVIDED, in each case, the party so disclosing information timely informs the other party, uses its commercially best efforts to limit the disclosure required by such legal or judicial process and maintains confidentiality, and permits the other party to attempt, by appropriate legal means, to limit such disclosure.

                  "Effective   Date"  means  the  date  of   execution  of  this
Agreement.

                  "FDA" means the United States Food and Drug Administration or any successor governmental agency.

                  "First Commercial Sale" means the first sale of the Product under this Agreement in an arms' length transaction to a third party. Par and Genpharm shall mutually determine whether and when to commence with the First Commercial Sale and shall notify Leiner in writing thereof.

                  "Force  Majeure  Event" has the  meaning  set forth in Section
11.1 hereof.

                  "Initial  Term"  has the  meaning  set  forth in  Section  9.1 hereof.

                  "Ineligible Person" means any Person who is prohibited by any law, rule or regulation or by any order, directive or policy from selling the Product (assuming that the Product Approval has been obtained) or any other pharmaceutical product within the Territory or who is listed by any United States federal agency as debarred, suspended, proposed for debarment or otherwise ineligible for federal programs in the United States or other jurisdictions within the Territory.

                             Exhibit 10.47 - Page 5
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                  "Leiner  Facility"  means the facility and  warehouse  used by
          Leiner to process, package, label and/or store the Product.

                  "Losses" has the meaning set forth in Section 7.6 hereof.

                  "Manufacturer" means Genpharm or its Affiliate in whose name the Product Approval is registered.

                  "Manufacturing Agreement" has the meaning set forth in the second recital hereof.

                  "Manufacturing Cost" means the actual, direct costs to manufacture (including quality control and testing) and package the Product including, without limitation, the landed cost of raw materials and packaging materials, component costs, labor (salary and allocable benefits), material adjustments for off-grade or defective material, handling losses, physical adjustments, salvage and reasonable overhead charges relating to the manufacture of the Product, calculated in accordance with U.S. generally accepted accounting principles, consistently applied. The Manufacturing Cost shall specifically exclude all costs incurred in research, development, design, marketing, promotion and administration and in obtaining the Product Approval. If, in the sole discretion of the Manufacturer, all or any portion of the manufacturing or packaging of the Product is subcontracted to a third party (or to any Affiliate), the Manufacturing Cost shall include the actual amount paid, without mark-up, to such third party (or Affiliate). Genpharm hereby preliminarily establishes the Manufacturing Cost at $**.** per 1,000 extended units in bulk. Within the first thirty (30) calendar days of manufacturing the Product, Genpharm may adjust such Manufacturing Cost upwards by up to *** (**%) percent and shall adjust such Manufacturing Cost downwards, as appropriate, to reflect its actual Manufacturing Cost, and shall deliver a Manufacturing Cost Statement to Leiner and Par promptly, and in any event within sixty (60) calendar days of commencing its manufacturing of the Product. Genpharm shall establish the Manufacturing Cost on the first day of each calendar year thereafter and shall deliver to Leiner and Par a Manufacturing Cost Statement within sixty (60) calendar days of such date.

                  "Manufacturing Cost Statement" means a statement showing the calculation of the Manufacturing Cost applicable to the period for which it is delivered, which statement shall be accompanied by a certificate signed by the President or Chief Financial Officer of Genpharm certifying that, to the best of his or her knowledge, after reasonable investigation, such statement is true and correct in all material respects.

                  "Net Profit" means Net Sales less (i) the actual, direct cost to Leiner to package and label such Product into appropriate configurations and SKUs, calculated in accordance with U.S. generally accepted accounting principles, consistently applied, (ii) *** (**%) percent of the amount calculated pursuant to clause (i) hereof, as a distribution fee, and (iii) the Transfer Price paid to Genpharm with respect to such Product.

                  "Net Sales" means the gross invoiced sales price billed for the Product sold by Leiner and its Affiliates in the Territory less (i) returns, price protections, cash discounts and allowances offered to, and actually taken by, third parties in the ordinary course of business, (ii) applicable direct

                             Exhibit 10.47 - Page 6
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insurance costs and (iii)  applicable  non-income  taxes incurred by Leiner,  if any; all determined in accordance with U.S. generally accepted accounting principles, consistently applied. It is understood and agreed that (a) the Product shall not be bundled and sold with other products and (b) for purposes hereof, Product sold to affiliated parties shall be deemed to be sold at the gross invoiced sales price billed for Product sold to unaffiliated third parties in arms' length transactions.

                  "Paragraph IV Litigation"  means any  litigation  commenced in respect of the  Product in  accordance  with and  within the time  specified  by
Section 505(j)(5)(B)(iii) of the Act following the Manufacturer's submission to the FDA of a certification in accordance with Section 505(j)(2)(A)(vii)(IV) of the Act solely with regard to claims of infringement, invalidity and unenforceability of any patent(s) in respect of the Product.

                  "Person" means an individual, corporation, partnership or other entity.

                  "Plant"  means  the  facility  and   warehouse   used  by  the
Manufacturer to manufacture and/or store the Product.

                  "Product" has the meaning set forth in the second recital hereof.

                  "Product Approval" means the final and unconditional approval of an ANDA by the FDA enabling the Manufacturer to manufacture and sell the Product over-the-counter in the Territory.

                  "Reasonable and Consistent Requirements" shall mean Leiner's reasonable and consistent requirements for the Product, based primarily upon the volume and timing of its prior orders.

                  "Renewal  Term"  has the  meaning  set  forth in  Section  9.1 hereof.

                  "SKUs" means stock keeping units.

                  "Specifications" means the terms and conditions applicable to the Product and described in the ANDA for the Product, as the same may be supplemented or amended from time to time.

                  "Territory" means the 50 states of the United States of America, plus the District of Columbia, the Commonwealth of Puerto Rico, the U.S. Virgin Islands, Guam, Samoa and any other territory which, on the Effective Date, is a United States government protectorate wherein an ANDA approved by the FDA is required to sell the Product in such territory.

                  "Transfer Price" means the sum of (a) the Manufacturing Cost of the Product supplied by the Manufacturer to Leiner pursuant hereto plus (b) applicable freight, taxes, duties, insurance and related charges incurred by the Manufacturer under Section 4.2(a) hereof to deliver the Product F.O.B. the Leiner Facility.

                             Exhibit 10.47 - Page 7
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                  2. CERTAIN PAYMENTS.

                  2.1 FIRST INSTALLMENT. On January 6, 2003, Leiner shall pay, by wire transfer of immediately available funds, the sum of $***,*** to a bank account of Genpharm previously designated to Leiner in writing by Genpharm. In the event that this Agreement is terminated pursuant to Section 9.2(a) hereof only, Genpharm shall promptly repay to Leiner all monies paid by Leiner to Genpharm under this Section 2.1, without interest.

                  2.2 SECOND INSTALLMENT. On July 1, 2003, Leiner shall pay, by wire transfer of immediately available funds, the sum of $***,*** to a bank account of Genpharm previously designated to Leiner in writing by Genpharm. In the event that this Agreement is terminated pursuant to Section 9.2(a) hereof only, Genpharm shall promptly repay to Leiner all monies paid by Leiner to Genpharm under this Section 2.2, without interest.

                  3. APPOINTMENT; PRODUCT SUPPLY AND DISTRIBUTION.

                  3.1 APPOINTMENT AS EXCLUSIVE DISTRIBUTOR. (a) Subject to receipt by the Manufacturer of the Product Approval and the written consent of Par and Genpharm to commence with the First Commercial Sale, which consent shall not be unreasonably withheld, Par hereby appoints Leiner as its exclusive sub-distributor of the Product solely for over-the-counter sales in the Territory, and Leiner hereby accepts such appointment and agrees to act as such exclusive sub-distributor, all upon the terms and conditions set forth herein.

                  (b) To the extent required by the terms of the Manufacturing Agreement in order for the parties to fulfill their obligations hereunder, Genpharm hereby irrevocably and unconditionally consents to Par's appointment of Leiner as an exclusive sub-distributor of the Product in the Territory. The foregoing notwithstanding, nothing herein shall be construed to alter or diminish Genpharm's appointment of Par as the sole and exclusive distributor of the Product in the Territory pursuant to the Manufacturing Agreement.

                  3.2 OBLIGATION TO REGISTER AND SUPPLY. (a) Genpharm shall use its reasonable best efforts to cause the Manufacturer to obtain the Product Approval; PROVIDED, that nothing herein contained shall constitute a guarantee or representation by Genpharm or Par that the Product Approval will be obtained.

                  (b) Subject to receipt by the Manufacturer of the Product Approval and the written consent of Par and Genpharm to commence with the First Commercial Sale, which consent shall not be unreasonably withheld, Genpharm shall use commercially reasonable efforts to cause the Manufacturer to manufacture and supply to Leiner reasonable quantities of the Product in bulk form and in a timely fashion, upon the terms and conditions set forth herein.

                  3.3 OBLIGATION TO PURCHASE AND MARKET. (a) Subject to receipt by the Manufacturer of the Product Approval and the written consent of Par and Genpharm to commence with the First Commercial Sale, which consent shall not be unreasonably withheld, Leiner, subject to Section 3.3(b) hereof, (i) shall use its commercially best efforts to market and sell the Product over-the-counter in the Territory and (ii) shall purchase all of its requirements for the Product in the Territory from Genpharm pursuant to this Agreement, all upon the terms and conditions set forth herein.

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                  (b) Neither Leiner nor any of its Affiliates  shall,  directly or  indirectly,  market or sell the Product (i) to any of the Persons  listed on
SCHEDULE 3.3 hereto, (ii) bearing prescription labeling to any Person, (iii) outside of the Territory or (iv) to any Person in the Territory where it knows or has reason to believe that such Product will be resold by such Person
(directly  or  indirectly)  outside  of  the  Territory.   Genpharm  and  Leiner
understand and agree that Par shall retain the exclusive right to market and sell the Product (A) to the customers listed on SCHEDULE 3.3 hereto and (B) bearing prescription labeling to any Person.

                  3.4 FORECASTS AND FIRM ORDERS. Leiner shall provide to Genpharm and Par, quarterly (at least sixty (60) calendar days in advance of the commencement of the first calendar month forecasted thereunder), a twelve
(12)-month rolling forecast of Leiner's estimated requirements of the Product, which forecast shall represent a commitment of Leiner to purchase the quantity of Product projected for the first three months thereunder and a commitment to purchase from Genpharm (or Genpharm's designee) any raw materials not used or resold by the Manufacturer but ordered by the Manufacturer in reasonable reliance on the quantity of Product forecasted by Leiner for the fourth, fifth and sixth months forecasted thereunder. Such raw material purchased by Leiner shall be delivered to Leiner promptly after Leiner's payment therefor, and Leiner shall pay Genpharm promptly upon receipt of Genpharm's invoice for applicable freight, insurance and taxes, imposts or duties levied upon the sale of the raw materials by Genpharm to Leiner. Subject to the foregoing, all forecasts are estimates only, and Leiner shall be bound only to purchase the Product pursuant to purchase orders submitted, or deemed hereunder to be submitted, by it to Genpharm (and Par). Leiner shall deliver the first such forecast as soon as possible and in any event within thirty (30) calendar days after the Effective Date, and Leiner shall, subject to the first sentence hereof, deliver the updated and extended forecasts every three (3) months thereafter.

                  3.5 INSUFFICIENCY OF SUPPLY. In the event that Genpharm shall fail to supply Leiner's Reasonable and Consistent Requirements hereunder for a period exceeding one hundred twenty (120) consecutive days and Leiner is not in breach of this Agreement, Leiner may, in its discretion, elect to cause the Product to be manufactured for Leiner by a third party of Leiner's choosing (a "Third Party Source"). At the end of such 120-day period, Leiner shall give Genpharm not less than sixty (60) days notice of Leiner's intent to cause such Product to be manufactured by a Third Party Source for Leiner. If Genpharm is able to demonstrate to Leiner, in Leiner's reasonable good faith discretion, that it can meet Leiner's Reasonable and Consistent Requirements within such sixty (60) day period, then Leiner shall continue to procure all of its requirements of the Product from Genpharm. If Genpharm is unable to demonstrate to Leiner, in Leiner's reasonable good faith discretion, that it can meet Leiner's Reaonable and Consistent Requirements within such sixty (60) day period, and Leiner is not in breach of this Agreement, then Leiner shall have the right to secure additional supply of the Product from a Third Party Source to the extent that Genpharm is unable to meet Leiner's Reasonable and Consistent Requirements, only until such time as Genpharm is able to demonstrate to Leiner, in Leiner's reasonable good faith discretion, that it can meet Leiner's Reasonable and Consistent Requirements hereunder.

                  4. PURCHASING; DELIVERY.

                  4.1 PURCHASE ORDERS. (a) Leiner shall place orders for the Product with Genpharm using Leiner's standard form of purchase order, a copy of which is attached hereto as EXHIBIT A. Each purchase order submitted to Genpharm by Leiner shall contemplate the purchase of Product in minimum batch size as

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contemplated in the Product Approval or multiples thereof (unless Genpharm shall agree in writing to smaller quantities) and shall specify the requested delivery date therefor, which date shall not be less than one hundred twelve (112) calendar days from the date of Genpharm's receipt of such order. Each order placed pursuant to this Section 4.1 shall constitute a firm obligation to purchase the ordered quantities of the Product. The terms and conditions of this Agreement shall be controlling over any conflicting terms and conditions used by Leiner in ordering the Product or by Genpharm in accepting or confirming orders and any term or condition of such purchase order, acceptance or other document which shall conflict with or be in addition to the terms and conditions of this Agreement is hereby expressly rejected (unless all the parties shall have mutually agreed to the contrary in writing in respect of a particular instance).

                  (b) Leiner acknowledges and agrees that the Manufacturer shall base its production planning for Product manufactured pursuant to this Agreement on the forecasts provided by Leiner pursuant to Section 3.4 hereof. Leiner hereby agrees that the Manufacturer shall have the right at any time, for purposes of Section 3.4 and otherwise, to order materials and supplies to manufacture one hundred twenty (120%) percent of those quantities of the Product forecasted to be ordered by Leiner under Section 3.4 for the then current and the next calendar quarter. In addition, to the extent any materials necessary for the manufacture of the Product require a longer lead time, the Manufacturer shall be entitled to order reasonable quantities of such materials for purposes of Section 3.4 and otherwise.

                  4.2 DELIVERY. (a) All Products shall be delivered in bulk containers, F.O.B. the Leiner Facility, and risk of loss and title to the Product shall pass to Leiner upon delivery of the Product to the Leiner Facility. Genpharm shall arrange for shipping and/or transportation of the Product from the Plant and pay all shipping and related costs, including insurance, and all applicable sales tax, use tax, consumption tax, goods and services tax, value added tax or similar tax, imposts or duties levied upon the sale of the Product by Genpharm to Leiner, whether that tax, impost or duty is levied under the laws of the jurisdiction where the Plant is located and/or the jurisdiction where any of Genpharm, Leiner and/or Par is located (or of any state, province, territory or other political subdivision thereof) and whether it is currently in force or comes into force after the Effective Date. Each party shall supply to the other all documentation necessary to export such Product from the jurisdiction where the Plant is located and all documentation necessary to import such Product into the Territory, to the extent that same is available to such party or is reasonably capable of being generated by it. Genpharm shall ensure that the Product is transported and Leiner shall ensure that the Product is received, handled, stored and delivered, in accordance with the Specifications and applicable cGMP and other FDA requirements (and the requirements of all other applicable governmental or regulatory bodies, agencies or authorities in the Territory).

                  (b) Genpharm shall use commercially reasonable efforts to ensure that the Product ordered by Leiner in accordance with this Agreement is shipped in accordance with the delivery dates specified in Leiner's purchase orders, as accepted by Genpharm, and Genpharm shall notify Leiner promptly of any significant anticipated delay. Neither Genpharm nor Par shall be liable for Leiner's loss of profits in the event of late or non-delivery.

                  (c) Genpharm shall cause the Manufacturer to include in each shipment of the Product hereunder a certificate of analysis that shall certify that the Product contained in such shipment complies with the provisions of
Section 7.1 of this  Agreement.  The  Product  supplied  hereunder  shall have a

                             Exhibit 10.47 - Page 10
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              CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY
                     WITH SECURITIES AND EXCHANGE COMMISSION
                         ASTERISKS DENOTE SUCH OMISSION


minimum shelf life of 20 months, which shall run from the date of shipment by the Manufacturer.

                  4.3 ACCEPTANCE AND REJECTION. Leiner shall give written notice to Genpharm of any claims that the Product purchased pursuant to this Agreement does not comply with the requirements of Section 7.1 of this Agreement promptly upon its becoming aware of such non-compliance. In the event that Leiner shall fail to notify Genpharm of any such claim within thirty (30) business days of Leiner's receipt or deemed receipt thereof at the Leiner Facility, such Product shall be deemed accepted by Leiner. Any notice by Leiner pursuant to this
Section 4.3 that any Product does not comply with the terms and conditions hereof shall be accompanied by a true and correct copy of the results of any tests conducted by Leiner thereon. Leiner and Genpharm shall cooperate in good faith with the Manufacturer to resolve any disputes arising therefrom and in the event that the parties shall be unable to resolve such dispute within thirty
(30) calendar days from the date of the Manufacturer's receipt of Leiner's notice pursuant to this Section 4.3, the parties shall submit such dispute to a mutually agreed-to independent laboratory. The determination by such laboratory shall be final and binding and the costs therefor shall be borne by the non-prevailing party. Leiner shall not dispose of any Product claimed by it not to comply with the terms and conditions hereof until final resolution of any dispute with respect thereto. Genpharm shall cause the Manufacturer to promptly replace any Product which does not comply with the terms and conditions hereof, at Genpharm's sole cost and expense, by delivery thereof to Leiner, but neither Par nor Genpharm shall be liable for Leiner's loss of profits in connection herewith.

                  4.4 PACKAGING. Leiner shall package the Product into appropriate configurations and SKUs. Leiner shall ensure that the Product is packaged with labels, product inserts and other labeling conforming with FDA requirements. Leiner shall be solely responsible, financially and legally, for the contents of the labels and artwork on all finished labeled Product sold or otherwise released by Leiner (except for information contained on such labels that is also contained on the labels of the bulk Product supplied by or on behalf of the Manufacturer to Leiner pursuant hereto). Leiner understands and agrees that all labels and artwork concepts on all packaging material used by Leiner in connection with labeling and packaging of the Product shall be subject to the prior reasonable approval of Genpharm; PROVIDED, that the approval by Genpharm of any label or artwork concept shall not relieve or otherwise affect Leiner's obligations or responsibilities hereunder (or impose any obligation or responsibility on Genpharm or Par in connection with such labels or packaging material or their use or release, as aforesaid, except as expressly contemplated above with respect to the contents of information contained on the labels which was provided by Genpharm or the Manufacturer). Genpharm understands and agrees that after initial approval of master labels and artwork concepts, Leiner shall not be obligated to provide revised individual customer labels or artwork to Manufacturer; PROVIDED, that such revision is confined to either trade dress or customer trademark issues. Leiner shall be responsible for the costs of printing plates and dies as may be applicable. Leiner shall comply with the
Specifications and applicable cGMP and other FDA requirements (and the requirements of all other applicable governmental or regulatory bodies, agencies or authorities in the Territory) in all packaging and labeling of the Product.


                             Exhibit 10.47 - Page 11
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              CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY
                     WITH SECURITIES AND EXCHANGE COMMISSION
                         ASTERISKS DENOTE SUCH OMISSION


                  5. PRICE AND PAYMENT TERMS.

                  5.1 TRANSFER PRICE. Leiner shall pay Genpharm the Transfer Price of the Product. Genpharm shall provide Leiner with its best Transfer Price for the Product for over-the-counter distribution in the Territory, based upon comparable quantities, delivery dates and other terms and conditions, not giving effect to Section 2 hereof..

                  5.2 INVOICING AND PAYMENT. Genpharm shall invoice Leiner for the Transfer Price of the Product within a reasonable period of time after the time such Product is delivered to Leiner as contemplated in Section 4.2 hereof. The Transfer Price shall be due and payable within forty-five (45) calendar days following the date of such invoice and thereafter shall bear interest until paid at the annualized rate equal to the daily (as at the close of business on each such day) prime rate as quoted from time to time by Citibank, N.A. (or successor entity), New York, New York, plus five (5%) percent, compounded daily. Leiner shall pay the Transfer Price for each shipment of the Product, whether such shipment be in whole or in only partial fulfillment of any order.

                  6. CERTAIN UNDERTAKINGS.

                  6.1 PRODUCT COMPLAINTS AND ADVERSE DRUG EXPERIENCES. Leiner shall be responsible for handling all Product complaints promptly and for notifying Genpharm and Par of all such complaints promptly and in any event within thirty (30) calendar days of knowledge thereof. Leiner shall notify Genpharm and Par of any report of an adverse drug experience concerning the Product within three (3) calendar days of receipt of the report and provide Genpharm and Par with information as required by applicable law and regulations and/or as reasonably requested by Genpharm or Par. This Section 6.1 shall survive the termination or expiration of this Agreement with respect to Product distributed by Leiner.

                  6.2 FACILITY MAINTENANCE; INSPECTION; REPORTS. (a) Genpharm shall cause the Manufacturer to maintain and operate the Plant and implement such quality control procedures so as to be able to perform its obligations hereunder. Genpharm shall cause the Manufacturer to provide access to quality assurance representatives of Leiner and/or Par, at either party's request, to inspect the Plant at all times upon reasonable notice, during normal business hours and on a confidential basis. Genpharm shall also cause the Manufacturer to permit Leiner and/or Par, at either party's request, to conduct reasonable periodic visits to such Plant to discuss manufacturing and supply issues with management of Genpharm and the Manufacturer.

                  (b) Leiner shall maintain and operate the Leiner Facility and implement such quality control procedures so as to be able to perform its obligations hereunder. Leiner shall provide access to quality assurance representatives of Genpharm (who may be accompanied by quality assurance representatives of the Manufacturer) and/or Par, at either party's request, to inspect the Leiner Facility at all times upon reasonable notice, during normal business hours and on a confidential basis.

                  (c) Leiner shall promptly provide Genpharm and Par with a copy of any FDA Form 483 received at the conclusion of an inspection relating to the Product. Genpharm shall cause Leiner and Par to be promptly provided with a copy

                             Exhibit 10.47 - Page 12
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              CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY
                     WITH SECURITIES AND EXCHANGE COMMISSION
                         ASTERISKS DENOTE SUCH OMISSION


of any FDA Form 483 received by the Manufacturer following the conclusion of an inspection relating to the Product.

                  6.3 FILING REQUIREMENTS AND MAINTENANCE. (a) Genpharm shall cause the Manufacturer to promptly comply with all FDA filing and reporting requirements with respect to the Product, including, without limitation, all filing and reporting necessary to keep the ANDA current with the FDA. Genpharm shall cause the Manufacturer to be responsible for all stability studies as may be required for the Product in bulk containers.

                  (b) Leiner shall be responsible  for  compliance  with all FDA requirements concerning its repackaging, labeling, and marketing activities, including, but not limited to, stability of the Product in Leiner's container-closure system.

                  6.4 INSURANCE. Each of Leiner and Genpharm shall (and shall cause their respective Affiliates, as required, to) during the term of this Agreement and for a period of not less than 36 months following the termination or expiration of this Agreement, carry or be subject to coverage under (as a named insured) product liability insurance (including blanket contractual liability) in an amount of not less than $15 million combined single limit, each of whose insurance shall name Par as an additional named insured and shall be written on an occurrence policy form with an insurance carrier reasonably acceptable to the other parties. Evidence of coverage, in the form of certificates of insurance, shall be provided to each party promptly upon execution of this Agreement and as reasonably requested thereafter. Such certificates shall be provided by written notice to the other party hereto fifteen (15) calendar days prior to any material change, cancellation or non-renewal of the policy.

                  6.5 CERTAIN LITIGATION. Genpharm and Par will (a) undertake the defense of legal matters relating to the Paragraph IV Litigation with regard to the Product and (b) be fully responsible for the legal fees and expenses resulting directly from the Paragraph IV Litigation and have ultimate decision making authority with regard to the Paragraph IV Litigation, subject to, and as provided in, the Manufacturing Agreement.

                  6.6 ALLOCATION OF NET PROFIT. (a)(i) With respect to Net Profit attributable to sales of the Product during the twelve (12)-month period commencing on the date of the First Commercial Sale, Leiner shall pay to Genpharm, as a royalty, within thirty (30) calendar days of the end of each calendar quarter thereof, an amount equal to *****-**** (**%) percent of the Net Profit attributable to sales of the Product during such calendar quarter.

                  (ii) With respect to Net Profit attributable to sales of the Product following the first anniversary of the First Commercial Sale, Leiner shall pay to Genpharm, as a royalty, within thirty (30) calendar days of the end of each calendar quarter thereof, an amount equal to ***** (**%) percent of the Net Profit attributable to sales of the Product during such calendar quarter.

                  (b) All payments made pursuant to this Section 6.6 shall be accompanied by a written statement setting forth in reasonable detail the basis for and calculation of such amount and signed by the Chief Financial Officer of Leiner certifying that, to the best of his or her knowledge, after reasonable investigation, such statement is true and correct.

                             Exhibit 10.47 - Page 13
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              CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY
                     WITH SECURITIES AND EXCHANGE COMMISSION
                         ASTERISKS DENOTE SUCH OMISSION


                  6.7 PROVISION OF CERTAIN INFORMATION. Genpharm and Leiner shall provide Par with such information as Par may reasonably request from time to time with respect to the subject matter of this Agreement, as soon as reasonably practicable after receipt of any such request. Such information may include, but is not limited to, the number of units of Product sold and related pricing information.

                  7        WARRANTIES AND INDEMNIFICATION.

                  7.1 CERTAIN REPRESENTATIONS AND WARRANTIES OF GENPHARM. (a) Genpharm represents, warrants and agrees to Leiner and Par that at the time of delivery to Leiner hereunder the Product: (i) will meet the Specifications, will not be adulterated or misbranded, within the meaning of the Act, will comply with any similar state and local laws and all regulations under those laws, and will not be an article which may not be introduced into interstate commerce under the provisions of Section 505 of the Act; and (ii) will have a minimum shelf life of at least twenty (20) months, which shall run from the date of shipment.

                  (b)  Genpharm  represents  and warrants to Leiner and Par that
(i) the Manufacturer has characterized bulk containers as a "finished market package" in the ANDA and (ii) the ANDA and any other filings made with the FDA in connection with the Product prior to the date hereof were all accurate, complete, and truthful when filed and were made in good faith upon the best information available to Genpharm at such time.

                  (c) Genpharm represents, warrants and agrees to Leiner and Par that the Product it has manufactured or will manufacture has been, and will be, manufactured, stored, transported and tested in accordance with the most current version of the ANDA, cGMP and all applicable laws in effect at the time of such manufacture and testing.

                  (d) Genpharm represents and warrants to Leiner and Par that neither it nor any of its Affiliates is an Ineligible Person.

THE FOREGOING WARRANTIES IN SECTION 7.1(a), (b), (c) AND (d) ARE MADE BY GENPHARM EXPRESSLY IN LIEU OF ANY OTHER EXPRESS OR IMPLIED WARRANTIES, INCLUDING, BUT NOT BY WAY OF LIMITATION, THE WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

                  7.2 CERTAIN  REPRESENTATIONS  AND  WARRANTIES  OF LEINER.  (a)
Leiner represents, warrants and agrees to Genpharm and Par that (i) the repackaging, labeling, testing, storage, transportation and marketing activities that it will conduct with respect to the Product will comply with cGMP and all requirements of the Act, any similar state and local laws, and all regulations under those laws; and (ii) assuming the accuracy of the representation of Genpharm pursuant to Section 7.1(a)(i) hereof, the Product distributed by Leiner will not be adulterated or misbranded, within the meaning of the Act, and will not be an article which may not be introduced into interstate commerce under the provisions of Section 505 of the Act.

                  (b) Leiner represents, warrants and agrees to Genpharm and Par that (i) any trademarks utilized in connection with the packaging and labeling of the Product are the property of Leiner and may be lawfully used by Leiner without breach of any contract or agreement to which Leiner is a party or by

                             Exhibit 10.47 - Page 14
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              CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY
                     WITH SECURITIES AND EXCHANGE COMMISSION
                         ASTERISKS DENOTE SUCH OMISSION


which Leiner is bound, and (ii) the Product label will comply in all material respects with all applicable laws and regulations.

                  (c) Leiner represents and warrants to Genpharm and Par that neither it nor any of its Affiliates is an Ineligible Person.

THE FOREGOING REPRESENTATIONS AND WARRANTIES IN SECTION 7.2(a), (b) AND (c) ARE MADE BY LEINER EXPRESSLY IN LIEU OF ANY OTHER EXPRESS OR IMPLIED WARRANTIES, INCLUDING, BUT NOT BY WAY OF LIMITATION, THE WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

                  7.3 CERTAIN REPRESENTATIONS AND WARRANTIES OF PAR. Par hereby represents and warrants to Genpharm and Leiner that neither it nor any of its Affiliates is an Ineligible Person.

THE FOREGOING REPRESENTATION AND WARRANTY IN SECTION 7.3 IS THE ONLY REPRESENTATION MADE BY PAR AND IS EXPRESSLY IN LIEU OF ANY EXPRESS OR IMPLIED WARRANTIES, INCLUDING, BUT NOT BY WAY OF LIMITATION, THE WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

                  7.4 PRODUCT RECALL. (a) In the event that the Manufacturer shall be required (or shall voluntarily decide) to initiate a recall, product withdrawal or field correction of any Product (a "Recall"), whether or not such Recall has been requested or ordered by the FDA (or any other governmental body, agency or official having jurisdiction in the Territory) or by a court, Genpharm shall, or shall cause the Manufacturer to, notify Leiner, and Leiner shall fully cooperate and shall cause its Affiliates to fully cooperate with Genpharm (and such Manufacturer) in notifying their customers to return all such Product and shall follow any other instructions provided by Genpharm (or such Manufacturer).

                  (b) In the event that Leiner believes that a Recall may be necessary and/or appropriate, prior to taking any action Leiner shall immediately notify Par and the Manufacturer and Genpharm and Leiner shall cooperate and cause their respective Affiliates to cooperate with each other (and the other's Affiliates) in determining the necessity and nature of the action to be taken.

                  (c) With respect to any Recall, Genpharm or the Manufacturer shall make all contacts with the FDA and shall be responsible for coordinating all of the necessary activities in connection with such Recall and Leiner (and its Affiliates) and Genpharm (and its Affiliates) shall each cooperate with the other (and with the other's Affiliates) in recalling the affected Product.

(d) (i) In the event that it is determined by agreement of the parties or by arbitration as herein contemplated that a Recall results from any cause or event arising from the manufacture, labeling, storage, transportation (prior to delivery to Leiner), handling or packaging of the Product by the Manufacturer or other cause or event attributable to the Manufacturer, Genpharm shall be responsible for all expenses of such Recall. (ii) In the event that it is determined by agreement of the parties or by arbitration as herein contemplated that a Recall results from any cause or event arising from the transportation(after delivery to Leiner), repackaging, labeling, storage, handling,

                             Exhibit 10.47 - Page 15
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              CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY
                     WITH SECURITIES AND EXCHANGE COMMISSION
                         ASTERISKS DENOTE SUCH OMISSION


         marketing or distribution of the Product by Leiner or any of its Affiliates or other cause or event attributable to Leiner or any of its Affiliates, Leiner shall be responsible for all expenses of such Recall. (iii) In the event that it is determined by agreement of the parties or by arbitration as herein contemplated that a Recall results from a combination of (i) and (ii) above, then Genpharm and Leiner shall be responsible for all expenses of such Recall in proportions determined by such agreement of the parties or by such arbitration.
         (iv) Any costs incurred by the Manufacturer or Leiner in complying with their respective obligations pursuant to this Section 7.4 shall not be passed on to the other parties hereunder in the calculation of the Manufacturing Cost or otherwise.

                  (e) For purposes of this agreement, Recall expenses shall include, but not be limited to, the expenses of notification and destruction or return of the recalled Product, as the case may be, and Leiner's (and its Affiliates') and Genpharm's (and its Affiliates') reasonable out-of pocket costs in connection with such Recall, including, but not limited to, reasonable attorney's fees and expenses and credits and recall expenses claimed and paid to customers (the "Recall Expenses"). Each of the parties shall use, and shall cause its Affiliates to use, its reasonable best efforts to minimize the Recall Expenses that it incurs and shall provide to the other, upon request, reasonable evidence of the Recall Expenses being claimed by it.

(f) All communications relating to a Recall shall be held in confidence and shall be subject to the terms of Section 10 hereof.

                  7.5 OBLIGATIONS OF PAR. The parties hereby recognize and agree that Par shall have no obligations under this Agreement except as are expressly set forth herein.

                  7.6 INDEMNIFICATION BY LEINER. Leiner shall indemnify and hold Genpharm and Par and their respective Affiliates, officers, directors, employees and agents harmless from and against any claim, action, suit, proceeding, loss, liability, damage or expense (including, without limitation, reasonable attorneys' fees) ("Losses") arising directly or indirectly as a result of Leiner's and its Affiliates' negligent acts or omissions, willful wrongful acts or any breach of its representations, warranties, covenants or other obligations hereunder; PROVIDED, HOWEVER, that Leiner shall not be required to indemnify Par with respect to any Losses to the extent arising from or related to Par's or its Affiliates' negligent acts or omissions, willful wrongful acts or breach of its representation, warranty, covenants or other obligations hereunder, or from information supplied by Par or its Affiliates to Leiner or contained in regulatory filings or correspondence prepared or delivered by Par or its Affiliates in connection herewith; PROVIDED, FURTHER, that Leiner shall not be required to indemnify Genpharm with respect to any Losses to the extent arising from or related to Genpharm's or any of Genpharm's Affiliate's negligent acts or omissions, willful wrongful acts or breach of its representations, warranties, covenants or other obligations hereunder, or from information supplied by Genpharm or any of its Affiliates to Leiner or contained in regulatory filings or correspondence prepared or delivered by Genpharm or any of its Affiliates.

                  7.7 INDEMNIFICATION BY GENPHARM. Genpharm shall indemnify and hold Par and Leiner and their respective Affiliates, officers, directors, employees and agents harmless from and against any Losses arising directly or indirectly as a result of Genpharm's negligent acts or omissions, willful wrongful acts or any breach of its representations, warranties, covenants or other obligations hereunder; PROVIDED, HOWEVER, that Genpharm shall not be required to indemnify Par with respect to any Losses to the extent arising from

                             Exhibit 10.47 - Page 16
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              CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY
                     WITH SECURITIES AND EXCHANGE COMMISSION
                         ASTERISKS DENOTE SUCH OMISSION


or related to Par's or any of Par's Affiliate's negligent acts or omissions, willful wrongful acts or breach of its representation, warranty, covenants or other obligations hereunder, or from information supplied by Par or any of its Affiliates to Genpharm or contained in regulatory filings or correspondence prepared or delivered by Par or any of its Affiliates in connection herewith; PROVIDED, FURTHER, that Genpharm shall not be required to indemnify Leiner with respect to any Losses to the extent arising from or related to Leiner's or Leiner's Affiliates' negligent acts or omissions, willful wrongful acts or breach of its representations, warranties, covenants or other obligations hereunder, or from information supplied by Leiner or its Affiliates to Genpharm or contained in regulatory filings or correspondence prepared or delivered by Leiner or its Affiliates.

                  7.8 INDEMNIFICATION PROCEDURES. A party (the "Indemnitee") which intends to claim indemnification under this Article 7 shall promptly notify the party from whom it intends to claim indemnification (the "Indemnitor") in writing of any action, claim or liability in respect to which the Indemnitee or any of its offices, directors, employees or agents intends to claim such indemnification. The Indemnitee shall permit, and shall cause its employees and agents to permit, the Indemnitor, at its discretion, to settle any such action, claim or liability and agrees to the complete control of such defense or settlement by the Indemnitor; PROVIDED, HOWEVER, that such settlement does not adversely affect any other party's rights hereunder or impose any obligations on any other party in addition to those set forth herein in order for it to exercise such rights. No such action, claim or liability shall be settled by the Indemnitee without the prior written consent of the Indemnitor, and the Indemnitor shall not be responsible for any fees or other costs incurred other than as provided herein. The Indemnitee, its employees, agents and affiliates shall cooperate fully with the Indemnitor and its legal representatives in the investigation and defense of any action, claim or liability covered by this indemnification. The Indemnitee shall have the right, but not the obligation, to be represented by counsel of its own selection and at its own expense.

                  8.    AUDIT.

                  8.1 AUDIT OF GENPHARM'S BOOKS. Genpharm shall, and shall cause the Manufacturer to, maintain true and complete books of account containing an accurate record of all data necessary for proper assessment of the Transfer Price for the Product provided in Section 5.1 hereof. Subject to Section 8.3 hereof, Genpharm shall, and shall cause the Manufacturer to, provide Par and Leiner with the right, through an independent certified public accountant (except any to whom Genpharm or the Manufacturer has a reasonable objection), to audit such books of account related to such cost at any time, on reasonable prior written notice, within two (2) years after the end of the calendar year in which the Products that are the subject of such payment were delivered for sale in the Territory for the purpose of verifying the accuracy of such cost. Genpharm or the Manufacturer may require such accountant to execute a reasonable confidentiality agreement as a condition to providing access to its books and records. Subject to the final sentence of this Section 8.1, the party or parties requesting the audit shall bear all costs of the audit. In the event that such certified public accountant shall have questions which are not in their judgment answered by such books and records, the auditor shall have the right to confer with representatives of Genpharm, including its Chief Financial Officer. The parties agree that information furnished to Par and Leiner as a result of any such audit shall be limited to a written statement by such certified public accountant to the effect that they have reviewed the books of account maintained by or on behalf of Genpharm or the Manufacturer and either (a) Genpharm's or the Manufacturer's calculations are correct or (b) setting forth any required

                             Exhibit 10.47 - Page 17

              CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY
                     WITH SECURITIES AND EXCHANGE COMMISSION
                         ASTERISKS DENOTE SUCH OMISSION


adjustments thereto. The parties agree to be bound by the final result of such audit. If any such audit shows any overpayment by Leiner, Genpharm shall make a correcting refund or, at Leiner's option, credit, within thirty (30) calendar days after receipt of the written statement described above and, if such overpayment shall exceed three (3%) percent of any amount payable hereunder or $10,000, whichever is greater, Genpharm shall bear all costs of the audit. If any such audit shows any underpayment by Leiner, Leiner shall make a correcting payment within thirty (30) calendar days after receipt of the written statement described above.

                  8.2 AUDIT OF LEINER'S BOOKS. Leiner shall maintain true and complete books of account containing an accurate record of all data necessary for proper assessment of the Net Profit payments provided in Section 6.6 hereof. Subject to Section 8.3 hereof, Par and Genpharm shall have the right, through an independent certified public accountant (except any to whom Leiner has a reasonable objection), to audit Leiner's books of account related to such payment at any time, on reasonable prior written notice, within two (2) years after the end of the calendar year in which the Products that are the subject of such payment were delivered for sale in the Territory for the purpose of verifying the accuracy of such payment. Leiner may require such accountant to execute a reasonable confidentiality agreement as a condition to providing access to its books and records. Subject to the final sentence of this Section 8.2, the party or parties requesting the audit shall bear all costs of the audit. In the event that such certified public accountant shall have questions which are not in their judgment answered by such books and records, the auditor shall have the right to confer with representatives of Leiner, including its Chief Financial Officer. The parties agree that information furnished to Par and Genpharm as a result of any such audit shall be limited to a written statement by such certified public accountant to the effect that they have reviewed the books of account of Leiner and either (a) Leiner's calculations are correct or
(b) setting forth any required adjustments thereto. The parties agree to be bound by the final result of such audit. If any such audit shows any underpayment by Leiner, Leiner shall make a correcting payment within thirty
(30) calendar days after receipt of the written statement described above and, if such underpayment shall exceed three (3%) percent of any amount payable hereunder or $10,000, whichever is greater, Leiner shall bear all costs of the audit. If any such audit shows any overpayment by Leiner, Genpharm shall make a correcting payment or, at Leiner's option, credit, within thirty (30) calendar days after receipt of the written statement described above.

                  8.3 AUDIT LIMITATIONS. None of the parties shall have a right to (i) audit the books of account pursuant to this Section 8 on more than one occasion during any fiscal year and (ii) audit the books of account of any fiscal year pursuant to this Section 8 on more than one occasion; PROVIDED, HOWEVER, that the limitations provided in this Section 8.3 shall not apply to the Arbitrator(s) in respect of any resolution of any disputes pursuant to
Section 12.1 hereof.

                  9. TERM AND TERMINATION.

                  9.1 TERM. This Agreement shall commence on the Effective Date and continue for a period of five (5) years from the date of the First Commercial Sale of the Product (the "Initial Term"); PROVIDED, HOWEVER, that this Agreement shall terminate if there shall be no First Commercial Sale by June 30, 2004. Thereafter, this Agreement shall be automatically renewed for successive twelve (12)-month periods (each, a "Renewal Term"), unless any party shall otherwise notify the other parties in writing at least six (6) months prior to the scheduled expiration date of the Initial Term or any Renewal Term.

                             Exhibit 10.47 - Page 18

              CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY
                     WITH SECURITIES AND EXCHANGE COMMISSION
                         ASTERISKS DENOTE SUCH OMISSION

                  9.2 TERMINATION. This Agreement may be terminated during the Initial Term or any Renewal Term upon the occurrence of any of the following events:

                  (a) FAILURE TO OBTAIN OVER-THE-COUNTER PRODUCT APPROVAL. If the Manufacturer shall fail to obtain Product Approval by the first anniversary of the first commercial sale of the Product in generic form by a third party pursuant to a valid abbreviated new drug application, any party may terminate this Agreement upon written notice thereof to the other parties.

                  (b) CHANGE IN CIRCUMSTANCES. Notwithstanding any other provision of this Agreement, if during any rolling twelve (12)-month-period after the First Commercial Sale of the Product, the Net Profit for the Product shall be less than ****** (**%) percent of Net Sales, then any party may terminate this Agreement by notice in writing to the other parties, given no later than one hundred twenty (120) calendar days after the end of such rolling twelve (12) month period; PROVIDED, HOWEVER, a party may not terminate this Agreement under this Section 9.2(b) if its own breach of this Agreement or other actions has caused the Net Profit for such period to be less than ****** (**%) percent of Net Sales.

                  (c) INFRINGEMENT. Any party may terminate this Agreement upon ninety (90) calendar days written notice to the other parties if, based upon the opinion of qualified counsel, such party believes that there is a substantial likelihood that the Product or API infringes the intellectual property rights of a third party.

                  (d) BREACH. If any party commits a breach or default in the performance or observance of any of its material obligations under this Agreement and such breach or default is not cured within thirty (30) days after receipt by such party of the written notice from any non-breaching party specifying the breach or default, then the non-breaching or non-defaulting party may terminate this Agreement with immediate effect by giving written notice to the other parties.

                  (e) BANKRUPTCY. This Agreement shall automatically terminate upon the initiation of any proceeding in bankruptcy, reorganization or arrangement for the appointment of a receiver or trustee to take possession of the assets of a party hereto or similar proceeding under the law for release of creditors by or against a party hereto, or if a party hereto shall make an assignment for the benefit of its creditors.

                  (f) FORCE MAJEURE EVENT. If, as a result of a Force Majeure Event, a party does not perform its obligations hereunder for any consecutive period of 120 calendar days, any other party shall have the right to terminate this Agreement in its entirety upon providing written notice to the other parties, such termination to be effective within thirty (30) calendar days of such notice.

                  (g) INELIGIBLE PERSON. (i) In the event that Genpharm or Leiner or any Affiliate of either of them shall become an Ineligible Person with respect to the Product, such party shall promptly notify the other parties in writing and shall keep the other parties apprised of its reasonable best efforts to have the status as an Ineligible Person removed, and any other party may terminate this Agreement upon thirty (30) calendar days prior written notice unless the status as an Ineligible Person is removed within such period. (ii) Leiner or Genpharm may terminate this Agreement upon thirty (30) calendar days prior written notice to the other parties if (otherwise than by reason of a breach of its obligations hereunder) it is legally prohibited from performing

                             Exhibit 10.47 - Page 19
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              CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY
                     WITH SECURITIES AND EXCHANGE COMMISSION
                         ASTERISKS DENOTE SUCH OMISSION


its obligations hereunder or it or one of its Affiliates shall become an Ineligible Person in respect of the Product (and it has made its reasonable best efforts to remove the prohibition or such status as an Ineligible Person) and such prohibition or status as an Ineligible Person has continued uninterrupted for a period of 120 calendar days.

                  9.3 POST-TERMINATION. (a) Upon the expiration or termination of this Agreement for any of the above reasons, the parties shall be permitted to continue in their respective businesses as if the Agreement has not been entered into in the first place.

                  (b) Expiration or termination of this Agreement shall not relieve the parties of any obligations accruing prior to the effective date thereof or resulting therefrom. All payment obligations due pursuant to this Agreement shall survive termination or expiration of this Agreement, including, without limitation, (i) the payment by Leiner for the cost of all raw materials, production materials and inventories ordered on behalf of Leiner in accordance with Sections 3.4 and 4.1 hereof, but not used by the Manufacturer, and (ii) the payment by Leiner of all amounts pursuant to Sections 5 and 6.6 hereof.

                  10. CONFIDENTIALITY.

                  10.1 TREATMENT OF CONFIDENTIAL INFORMATION. Except as required by applicable laws and regulations or as otherwise provided in this Article 10, during the Term and any Renewal Term, and for a period of five (5) years after the later of the termination or expiration of this Agreement, each party shall hold in strict confidence, and may not use for purposes other than this Agreement, exploit or disclose to a third party (except as specifically set forth herein or with the express prior written consent of the other party) any and all Confidential Information.

                  10.2 LIMITS ON DISCLOSURE. (a) Without limiting the generality of the foregoing, each party may disclose Confidential Information, to those employees who need to receive the Confidential Information in order to further the activities contemplated in this Agreement. Each party shall take sufficient precautions to safeguard the Confidential Information, including obtaining appropriate commitments and enforceable confidentiality agreements. Each party understands and agrees that the disclosure of Confidential Information may result in serious and irreparable damage to the other party, that the remedy at law or any breach of this covenant may be inadequate, and that the party seeking redress hereunder shall be entitled to injunctive relief, without prejudice to any other rights and remedies to which such party may be entitled.

                  (b) It is acknowledged that Confidential Information may be obtained by a party from the other party not only in writing or other tangible form (including electronic), but also through discussions between each party's respective representatives, demonstrations, observations and memorization and other intangible methods.

                  (c) The above notwithstanding, each party shall have the right with the exercise of discretion, and insofar as practical under written confidentiality agreements having provisions no less stringent than those contained herein, to make disclosures of such portions of Confidential Information to third party consultants, attorneys, contractors, advisors, Affiliates and governmental agencies where, in the recipient's reasonable judgment, such disclosure is beneficial to development, approval or marketing of the Product pursuant to this Agreement.

                             Exhibit 10.47 - Page 20
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              CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY
                     WITH SECURITIES AND EXCHANGE COMMISSION
                         ASTERISKS DENOTE SUCH OMISSION

                  (d) Any party shall consult with, and obtain prior written consent of, the other parties before issuing any press release or making any other public statement with respect to this Agreement, except as may be required by applicable law or any listing agreement with any national securities exchange; provided, that a party issuing such press release or making such public statement under requirement of applicable law or listing agreement shall nevertheless use its best efforts to consult with, and obtain prior written consent of, the other parties before issuing such press release or making such public statement.

                  (e) Except as otherwise set forth in this Agreement, upon the expiration or termination of this Agreement and at the written request of the disclosing party, the receiving party shall return all Confidential Information of the disclosing party (including all copies, excerpts and summaries thereof contained on any media) or destroy such Confidential Information at the option of the disclosing party, in either case keeping no copies or extracts thereof.

                  11. FORCE MAJEURE.

                  11.1 EFFECTS OF FORCE MAJEURE. No party hereto shall be held liable or responsible for failure or delay in fulfilling or performing any of its obligations under this Agreement (other than the payment of money or indemnification) if such failure or delay is caused by, without limitation, acts of God, acts of the public enemy, fire, explosion, flood, drought, war, terrorists, riot, sabotage, embargo, strikes or other labor disputes, or by any other event or circumstance of like or different character to the foregoing beyond the reasonable control and without the fault or negligence of the affected party, or by intervention of governmental agency, regardless of fault (a "Force Majeure Event"). Such excuse shall continue as long as the Force Majeure Event continues. Subject to Section 9.2(f) hereof, upon cessation of such Force Majeure Event, such party shall promptly resume performance hereunder.

                  11.2 NOTICE OF FORCE MAJEURE. Each party agrees to give the other parties prompt written notice of the occurrence of any Force Majeure Event, the nature thereof and the extent to which the affected party will be unable to perform its obligations hereunder. Each party further agrees to use reasonable efforts to correct or address (if it is amenable thereto) the Force Majeure Event as quickly as possible and to give the other parties prompt written notice when it is again fully able to perform such obligations.

                  11.3 ALLOCATION OF CAPACITY. If the Manufacturer at any time is unable to fully supply the purchase orders of Leiner for the Product in accordance with this Agreement, Genpharm shall use reasonable efforts to cause the Manufacturer to equitably allocate its available resources and production capacity among Leiner and its other customers, taking into consideration the respective requirements of each during a reasonable period of time prior to the allocation, as well as such expected requirements during the allocation period. Leiner's recourse under Section 3.5 hereof shall be Leiner's sole and exclusive remedy (at law or equity) against Genpharm and Par with respect to any failure by Genpharm and Par to fully supply the purchase orders submitted by Leiner pursuant to this Agreement.

                             Exhibit 10.47 - Page 21
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              CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY
                     WITH SECURITIES AND EXCHANGE COMMISSION
                         ASTERISKS DENOTE SUCH OMISSION


                  12.    MISCELLANEOUS.

                  12.1 DISPUTE RESOLUTION. The parties recognize that a BONA FIDE dispute as to matters may, from time to time, arise during the term of this Agreement which relates to a party's rights and/or obligations hereunder. In the event of the occurrence of such a dispute, any party may, by notice to the other parties, have such dispute referred to their respective officers, designated below, or their successors, for attempted resolution by good faith negotiation within thirty (30) calendar days after such notice is received. Such designated officers are as follows:

        For Genpharm :  Hank Klakurka, Chief Executive Officer

        For Leiner:     Robert M. Fisher, Senior Vice President

        For Par:        Scott Tarriff, President and Chief Executive Officer

If no agreement is reached within 30 calendar days of the referral to such officers, then such controversy or claim shall be settled by arbitration by arbitrator(s) (the "Arbitrator(s)") selected in accordance with the Commercial Arbitration Rules of the American Arbitration Association, such arbitration to be held in New York, New York on an expedited basis. Judgment upon the award rendered by the Arbitrator(s) may be entered in any court having jurisdiction thereof. The Arbitrator(s) shall have the discretion, to be exercised in accordance with applicable law, to allocate among the parties the arbitrators' fees and litigation costs, and the Arbitrator(s) shall also have authority to shift any prevailing party's attorney's fees to any non-prevailing party.

                  12.2 INDEPENDENT CONTRACTORS. The relationship between each of Genpharm, Par and Leiner is that of independent contractors and nothing herein shall be deemed to constitute the relationship of partners, joint venturers nor of principal and agent between any of Genpharm, Par and/or Leiner. No party shall have any express or implied right or authority to assume or create any obligations on behalf of or in the name of any other party or to bind any other party to any contract, agreement or undertaking with any third party.

                  12.3 ASSIGNMENT. This Agreement may be assigned by any party in connection with any sale, merger or other business combination involving all or substantially all of such parties' assets or capital stock. Except as set forth in the preceding sentence, neither this Agreement nor any other rights or obligations hereunder shall be assigned, delegated or subcontracted by any party by operation of law or otherwise without the prior written consent of the other parties.

                  12.4 GOVERNING LAW. This contract shall be governed by, and construed in accordance with, the laws of the State of New York. Subject to
Section 12.1 hereof, in connection with any action commenced hereunder, each of the undersigned consents to the jurisdiction of the state and federal courts located in Manhattan, New York City and hereby waives any objection to venue or forum laid therein. The parties hereby agree that service of process by certified mail, return receipt requested, shall constitute personal service for all purposes hereof.

                  12.5 CURRENCY UNITS. All amounts invoiced and all payments made hereunder shall be in U.S. dollars. Any cost or expense that forms the basis of a payment hereunder which was incurred in a currency other than U.S. dollars shall be converted into its U.S. dollar equivalent in accordance with the usual procedures therefor used by the Person incurring such cost or expense.

                             Exhibit 10.47 - Page 22
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              CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY
                     WITH SECURITIES AND EXCHANGE COMMISSION
                         ASTERISKS DENOTE SUCH OMISSION

                  12.6 NO IMPLIED WAIVER. No failure or delay on the part of any party hereto to exercise any right, power or privilege hereunder or under any instrument executed pursuant hereto shall operate as a waiver; nor shall any single or partial exercise of any right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

                  12.7 NOTICE. All notices required to be given hereunder shall be in writing and shall be given by personal delivery, via facsimile transmission, by a nationally recognized overnight carrier or by registered or certified mail, postage prepaid with return receipt requested. Notices shall be addressed to the parties as follows:

    If to Genpharm:         Genpharm Inc.
                            85 Advance Road,
                            Etobicoke, Ontario,
                            M8Z 2A6, Canada
                            Attn:  Chief Financial Officer
                            Facsimile No.:  (416) 236-9807

            If to Leiner:   Leiner Pharmaceuticals, Inc.
                            901 East 233rd Street,
                            Carson, California 90705
                            USA
                            Attn:  Senior Vice President, Contract Manufacturing
                            Facsimile No.:  (310) 835-4436

                            with copy to:

                            Leiner Health Products, LLC
                            901 East 233rd Street
                            Carson, California 90745
                            Attn:  Legal Department
                            Facsimile No.:  (310) 835-9458

            If to Par:      Par Pharmaceutical, Inc.
                            One Ram Ridge Road
                            Spring Valley, New York 10977
                            USA
                            Attn:  Scott Tarriff, President and Chief Executive
                                        Officer
                                   Michael Graves, Vice President of Marketing
                                        and Business Development

                            Facsimile No.:  (845)-573-5612

                            with a copy (which shall not constitute notice) to:

                             Exhibit 10.47 - Page 23
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              CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY
                     WITH SECURITIES AND EXCHANGE COMMISSION
                         ASTERISKS DENOTE SUCH OMISSION

                            Kirkpatrick & Lockhart LLP
                            599 Lexington Avenue
                            New York, NY  10022
                            USA
                            Attn:   Stephen R. Connoni, Esq.
                                    Barry J. Gilman, Esq.
                            Facsimile No.:  (212) 536-3901

Notices delivered personally shall be deemed communicated as of actual receipt; notices sent via facsimile transmission shall be deemed communicated as of receipt by the sender of written confirmation of transmission thereof; notices sent via overnight courier shall be deemed communicated as of one business day following sending; and notices mailed shall be deemed communicated as of three business days after proper mailing. A party may change its address by written notice in accordance with this Section 12.7.

                  12.8  AMENDMENTS.   Any  amendment  or  modification  of  this
Agreement shall be valid only if made in writing and signed by all parties hereto.

                  12.9   COUNTERPARTS.   This   Agreement  may  be  executed  in
counterparts, each of which shall be deemed an original and all of which shall constitute a single document.

                  12.10 ENTIRE AGREEMENT. Except as set forth in the following sentence, this Agreement, including the Schedules hereto which are incorporated herein as if set forth in their entirety at the point of reference thereto, constitutes the entire understanding between the parties with respect to the subject matter hereof and supersedes all prior contracts, agreements and understandings related to the same subject matter between the parties. Excepted from the preceding sentence are (i) the Manufacturing Agreement, as may be deemed amended hereby, and (ii) that certain Side Agreement of even date herewith between Genpharm and Par, as such documents apply to Genpharm and Par, but which in no way affect Leiner's rights and obligations hereunder. The parties make no representations or warranties, except as expressly provided herein. The parties intend this Agreement to be a complete statement of the terms of their understanding. No change or modification of any of the provisions hereof shall be effective unless in writing and signed by an authorized officer of each of the parties.

                  12.11 BENEFIT; BINDING EFFECT. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. Subject to Section 12.15 hereof, there are no intended third-party beneficiaries of this Agreement.

                  12.12 SURVIVAL. Notwithstanding anything to the contrary contained in this Agreement, the provisions of Sections 1, 7, 8, 9.3, 10 and 12 shall survive any termination or expiration of this Agreement.

                  12.13 FURTHER ASSURANCES. The parties hereto agree that they shall take all appropriate actions, including, without limitation, the execution or filing of any documents or instruments, which may be reasonably necessary to carry out the intent and accomplish the purposes of any of the provisions hereof.

                             Exhibit 10.47 - Page 24
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                     WITH SECURITIES AND EXCHANGE COMMISSION
                         ASTERISKS DENOTE SUCH OMISSION


                  12.14 SEVERABILITY. In the event that any provision of this Agreement shall be held invalid or unenforceable for any reason by a court of competent jurisdiction, such provision or part thereof shall be considered separate from the remaining provisions of this Agreement, which shall remain in full force and effect. Such invalid or unenforceable provision shall be deemed revised to effect, to the fullest extent permitted by law, the intent of the parties as set forth therein.

                  12.15 PAR AS THIRD-PARTY BENEFICIARY. Genpharm and Leiner recognize and agree that Par is an intended third-party beneficiary of Leiner's obligations to pay monies pursuant hereto.

                                      [SIGNATURE PAGE FOLLOWS]


                             Exhibit 10.47 - Page 25
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              CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY
                     WITH SECURITIES AND EXCHANGE COMMISSION
                         ASTERISKS DENOTE SUCH OMISSION


                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written by their duly authorized representatives.

                                           GENPHARM INC.


                                           By: HANK KLAKURKA
                                               -------------
                                            Name: Hank Klakurka
                                            Title:

                                           By: MARTIN MARINO
                                               -------------
                                            Name: Martin Marino
                                            Title: Vice President, Legal Affairs



                                           LEINER HEALTH PRODUCTS, LLC


                                           By: /s/ GALE BENSUSSEN
                                               ------------------
                                            Name: Gale Bensussen
                                            Title:  President



                                           PAR PHARMACEUTICAL, INC.

                                           By: /s/ MICHAEL GRAVES
                                               ------------------
                                            Name:  Michael Graves
                                            Title: Vice President of Marketing
                                                   and Business Development

                             Exhibit 10.47 - Page 26
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              CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY
                     WITH SECURITIES AND EXCHANGE COMMISSION
                         ASTERISKS DENOTE SUCH OMISSION

                                  SCHEDULE 3.3

                                CERTAIN CUSTOMERS
                                -----------------

*****-***** (and any successor company thereto)

              CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY
                     WITH SECURITIES AND EXCHANGE COMMISSION
                         ASTERISKS DENOTE SUCH OMISSION


                                    EXHIBIT A

                             FORM OF PURCHASE ORDER
                             ----------------------